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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS



         We consent to the use of our reports herein and to the reference of our firm under the heading "Experts" in the prospectus with respect to the financial statements of GMX Resources Inc.


                                        /s/ Wright, McAfee & Co.


                                        WRIGHT, McAFEE & CO., C.P.A.'S
                                        A PROFESSIONAL CORPORATION


Oklahoma City, Oklahoma
November 2, 2000